Exhibit 99.1

Rocky Mountain Chocolate Factory Announces Major Growth Surge with Commitments for 34 New Stores

Transformational strategy and focused brand refresh drive nearly 25% additional store growth and marks the strongest development period in Company history.

Durango, Colo., Nov. 25, 2025 (GLOBE NEWSWIRE) -- Rocky Mountain Chocolate Factory, Inc. (Nasdaq: RMCF) (the “Company,” “we,” or “Rocky Mountain Chocolate Factory”) announces a major milestone in its long-term transformation strategy with the continued rollout of its new store prototype and the signing of four area development agreements totaling 34 new stores. This addition represents nearly 25% incremental growth in full franchise stores and marks the largest surge in development activity for the brand in Company history. The momentum reflects renewed interest from new and existing franchise operators who embrace the Company’s vision, strength of the refreshed rebrand, and an elevated chocolatier experience.

The Company’s new store prototype is designed to highlight handcrafted chocolate making, incorporating a warm interior design, and in-store sampling that showcases fresh products made daily. Supported by improved operational systems and an upgraded franchise platform, the store model is attracting operators who seek a scalable, craft-focused brand with strong growth potential.

“This is more than a redesign. It is a reaffirmation of our heritage and the craft that built this brand. Rocky Mountain Chocolate Factory was founded on the joy of making chocolate and sharing that experience with guests,” said Jeff Geygan, Interim CEO. “It underscores meaningful progress in our transformational strategy. Our new store model brings that spirit to life in a way that is relevant, scalable and positioned for national growth. We are committed to bringing this model to many more communities through sophisticated multi-unit operators.”

Vice President of Franchise Development, David Denker, emphasized the strong development interest the brand is experiencing. “Our franchise model is resonating with operators who want a brand with real craft, authenticity and a clear pathway to multi-unit growth. The acceleration we are experiencing is the result of a disciplined sales strategy, improved operational processes, and a reenergized development platform. With a fleet of over 140 current stores, we are building a world-class franchise program designed for sustainable long-term expansion that appeals to established multi-unit operators desiring to join our system.”

We believe these new commitments reinforce confidence in the Company’s leadership, financial strategy and long-term value creation for franchisees and stockholders.

New Multi-Unit Developers Southeast Florida • Perla and James C.

Perla and James are launching a nine-store development plan across Southeast Florida with potential for further expansion. They bring strong entrepreneurial and operational experience to the system.

“We were drawn to the energy behind this rebrand and the quality of the product. The new prototype delivers a guest experience that feels modern and authentic. We are excited to bring this to Florida and help grow the next era of Rocky Mountain Chocolate Factory.”

Chicago IL Metro Area • Tyson M.

A seasoned franchisee with more than 12 years in our system is expanding across the greater Chicago metro area through a ten-store development agreement. His newest location at One State Street opens in December.

“I have been with Rocky for more than a decade, and the direction of the brand has been completely revitalized. The new leadership, clear vision, and momentum behind the new store model put us in a great position to deliver the premier chocolatier experience Chicago guests expect. As a long-time Chicago resident, I am excited to develop Rocky Mountain Chocolate Factory across the city and build a real, lasting presence in neighborhoods and downtown for years to come.”

Charleston SC, Denver CO, and Santa Fe, NM • Ross T.

Ross recently opened the Company’s first new prototype store in Charleston, SC with the Grand Opening held on November 13. He will expand with eight additional stores across three key markets: Charleston, Denver and Santa Fe.

“Launching the first prototype store has shown the power of what this next phase of the brand can become. Guests feel the difference the moment they walk in. I believe in the direction of the brand and am excited to grow these three regions.”

Central New Jersey • David S.

David is adding to his Central New Jersey location with a seven-store plan as the Company returns to a region where it once held a strong presence.

“I see the vision, the leadership and the potential of this new model. This is the right time to bring Rocky Mountain Chocolate Factory back to the Northeast in a meaningful way.”

With experienced operators committing to development in major markets, we believe the brand is positioned to achieve significant long-term expansion that honors its handcrafted roots while delivering a modern, scalable guest experience.

About Rocky Mountain Chocolate Factory, Inc.

Rocky Mountain Chocolate Factory, Inc. is a leading franchiser of a premium chocolate and confectionary retail store concept. As America’s Chocolatier™, the Company has been producing an extensive line of premium chocolates and other confectionery products, including gourmet caramel apples, since 1981. Headquartered in Durango, Colorado, Rocky Mountain Chocolate Factory is ranked among Entrepreneur’s Franchise 500® for 2025 and Franchise Times’ Franchise 400® for 2024. The Company and its franchisees and licensees operate over 250 Rocky Mountain Chocolate Factory stores across the United States, with several international locations. The Company's common stock is listed on the Nasdaq Capital Market under the symbol "RMCF."

Forward-Looking Statements

This press release includes statements of our expectations, intentions, plans, and beliefs that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to come within the safe harbor protection provided by those sections. These forward-looking statements involve various risks and uncertainties. The statements, other than statements of historical fact, included in this press release are forward-looking statements. Many of the forward-looking statements contained in this document may be identified by the use of forward-looking words such as "will," "intend," "believe," "expect," "anticipate," "should," "plan," "estimate," "potential," “may,” “would,” “could,” “continue,” “likely,” “might,” “seek,” “outlook,” “explore,” or the negative of these terms or other similar expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements that address events or developments that we expect or anticipate will occur in the future, including statements regarding our business strategy and plan, our strategic priorities, our store pipeline, and our transformation, are forward-looking statements. Management of the Company believes that these forward-looking statements are reasonable as and when made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date of this press release. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause the Company’s actual results to differ materially from historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to: inflationary impacts, the outcome of legal proceedings, changes in the confectionery business environment, seasonality, consumer interest in our products, receptiveness of our products internationally, consumer and retail trends, costs and availability of raw materials, competition, the success of our co-branding strategy, the success of international expansion efforts, financial covenants in our credit agreements, and the effect of government regulations. For a detailed discussion of the risks and uncertainties that may cause our actual results to differ from the forward-looking statements contained herein, please see the section entitled “Risk Factors” contained in our periodic reports, each filed with the Securities and Exchange Commission.

Investor Contact	Media Contact

Sean Mansouri, CFA	Jeremy Garcia
Elevate IR	Vice President of Marketing
720-330-2829	970-375-5689
RMCF@elevate-ir.com	JGarcia@rmcf.net